Exhibit 10.50
TENTH AMENDMENT TO OFFICE LEASE
1099 18th Street, Denver, Colorado
For valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant (as defined below) agree as of the Effective Date that:
1.Definitions. In this Tenth Amendment, the following terms have the meaning given:
(a)Effective Date: September 11, 2007.
(b)Landlord: Cumberland Office Park, LLC, a Georgia limited liability company.
(c)Tenant: Anadarko Petroleum Corporation, a Delaware corporation.
(d)Lease: Agreement of Lease, dated July 30, 2002, between Denver-Stellar Associates Limited Partnership, a Delaware limited partnership ("DSA") and Western Gas Resources, Inc. ("Original Tenant") ("Original Lease"), as amended by:
(1)First Amendment to Lease, dated as of September 10, 2002, between DSA and Original Tenant ("First Amendment");
(2)Second Amendment to Lease, dated as of July 23, 2004, between DSA and Original Tenant ("Second Amendment");
(3)Third Amendment to Lease, dated as of November 1, 2004, between DSA and Original Tenant ("Third Amendment");
(4)Fourth Amendment to Lease, dated as of December 31, 2004, between DSA and Original Tenant ("Fourth Amendment");
(5)Fifth Amendment to Lease, dated as of April 20, 2005, between DSA and Original Tenant ("Fifth Amendment");
(6)Sixth Amendment to Lease, dated as of May 18, 2005, between DSA and Original Tenant ("Sixth Amendment");
(7)Seventh Amendment to Lease, dated as of June 15, 2005, between DSA and Original Tenant ("Seventh Amendment");
(8)Eighth Amendment to Lease, dated as of November 15, 2005 ("Eighth Amendment"), between Landlord, as successor-in-interest to DSA and Original Tenant;
(9)Ninth Amendment between Landlord and Tenant, successor in interest to Original Tenant, dated as of February 16, 2007 ("Ninth Amendment") adding the Expansion Space (as defined below); and
(10)This Tenth Amendment between Landlord and Tenant.
(e)Existing Space: Existing Space is comprised of approximately 103,263 rentable square feet more particularly described in the Ninth Amendment.
(f)Expansion Space: Expansion Space added pursuant to the Ninth Amendment is comprised of the floors or portions thereof more particularly described in the Ninth Amendment.
(g)Fifth Floor Expansion Space: The individual suites comprising the Fifth Floor Expansion Space are sometimes referred to as a "Suite" or by their suite number (e.g. "Suite 570").

(1)"Suite 550": approximately 3,075 rentable square feet on the fifth floor of the Building as shown on Exhibit B-1 to this Tenth Amendment.
(2)"Suite 570": approximately 2,928 rentable square feet on the fifth floor of the Building as shown on Exhibit B-1 lo this Tenth Amendment.
(h)Sixth Floor Storage Space: approximately 380 rentable square feet between the elevator banks on the sixth floor of tile Building as shown on Exhibit B-2 to this Tenth Amendment.    ·
(i)Floor 22 (formerly part of the Hold Option Space): approximately 21,154 rentable square feet being the entire 22nd floor of the Building as shown on Exhibit B-3 to this Tenth Amendment.
(j)Suites 1820 and 1840 (formerly a part of the Floor 18 Expansion Space): approximately 6,048 rentable square feet on the 18th Floor of the Building,
(k)Building Address:    Granite Tower
1099 18th Street
Denver, CO 80202
(Formerly known as Denver Place Plaza Tower legally described on Exhibit A hereto)
(l)Extended Expiration Date: April 30, 2018.
(m)Scheduled Delivery Date of Suite 500: December 1, 2007, subject to the timely vacation of the existing tenant and subject to Exhibit C of the Ninth Amendment.
(n)Scheduled Delivery Date of Suite 570: November1, 2007, subject to the timely vacation of the existing tenant and subject to Exhibit C of the Ninth Amendment.
(o)Scheduled Delivery Date of Sixth Floor Storage Space: Delivered, subject to Exhibit C of the Ninth Amendment.
(p)Scheduled Delivery Date of Floor 22: December 1, 2007, subject to Exhibit C of the Ninth Amendment.
(q)Scheduled Delivery Date of Suites 1820 and 1840: September 1, 2007, subject to Exhibit C of the Ninth Amendment.
(r)Delivery Date: The actual delivery date as determined pursuant to Exhibit C to the Ninth Amendment for the space defined in subparagraph (g) and (j) above. The Delivery Date for such space will be confirmed by a Delivery Date Certificate substantially in the form of Exhibit D attached to the Ninth Amendment.
(s)Capitalized Terms. Any capitalized term used in this Tenth Amendment but not defined in this Tenth Amendment has the meaning set forth for such term in the Ninth Amendment.
2.Controlling Lease Documents. Except as specifically set forth in paragraph 5 of the Ninth Amendment, as of tl1e Effective Date, the term "Lease" shall mean the Original Lease, the Ninth and this Tenth Amendment. The First through Eighth Amendments, inclusive, were terminated and replaced in their entirety by the Ninth Amendment.
3.Fifth Floor Expansion Space. As of the Effective Date, Landlord leases to Tenant and Tenant leases from Landlord the Fifth Floor Expansion Space in accordance with this Tenth Amendment.
(a)Landlord will deliver each Suite of the Fifth Floor Expansion Space to Tenant on or before the Scheduled Delivery Dale for such Suite in the condition required pursuant to Exhibit C of the Ninth Amendment. Tenant acknowledges and agrees that the Scheduled Delivery Date for a Suite may be delayed if the existing tenant of such Suite of the Fifth Floor Expansion Space fails to timely vacate. From and after the Delivery Date for a Suite of the Fifth Floor Expansion Space, all references in the Lease to the term "Premises" shall include the delivered Suite of the Fifth Floor Expansion Space. The actual Delivery Date for a particular Suite of the Fifth Floor Expansion Space will be determined pursuant to Exhibit C to the Ninth Amendment and confirmed as required therein.
(b)The Base Rent for each Suite is set forth an Schedule 2 herein. Rent will commence for each Suite on the later of May l, 2008 or 90 days after the Actual Delivery Date for such Suite.
(c)Tenant acknowledges that Tenant has had the opportunity to inspect the Fifth Floor Expansion Space and agrees lo accept the Fifth Floor Expansion Space in its current "as-is" condition subject to Landlord's obligation to provide the tenant finish allowance described in the next sentence. The tenant finish allowance for the Fifth Floor Expansion Space will be $40.00 per square foot.
4.Sixth Floor Storage Space. As of the Effective Date, Landlord leases to Tenant and Tenant leases from Landlord the Sixth Floor Storage Space in accordance with this Tenth Amendment:
(a)Tenant acknowledges that Landlord has delivered the Sixth Floor Storage Space in the condition required pursuant to Exhibit C of the Ninth Amendment Tue actual Delivery Date for the Sixth Floor Storage Space will be determined pursuant lo Exhibit C to the Ninth Amendment and confirmed as required therein. From and after the Delivery Date of the Sixth Floor Storage Space, all references in the Lease to the term "Premises" shall include the Sixth Floor Storage Space.
(b)The Base Rent for the Sixth Floor Storage Space is set forth on Schedule 2 hereto. Rent will commence for the Sixth Floor Storage Space on May 1, 2008.
(c)Tenant acknowledges that Tenant has had the opportunity to inspect the Sixth Floor Storage Space and agrees to accept the Sixth Floor Storage Space in its current "as-is" condition subject to Landlord's obligation to provide the tenant finish allowance described in the next sentence. The tenant finish allowance for the Sixth Floor Storage Space will be $40.00 per square foot.
5.Suites 1820 and 1840. As of the Effective Date, Landlord leases to Tenant and Tenant leases from Landlord Suites 1820 and 1840 in accordance with this Tenth Amendment.
(a)Landlord will deliver Suites 1820 and 1840 to Tenant on or before Scheduled Delivery Dates of Suites 1820 and 1840 in the condition required pursuant to Exhibit C of the Ninth Amendment. The actual Delivery Date for Suites 1820 and 1840 will be determined pursuant to Exhibit C of the Ninth Amendment and confirmed as required therein. From and after the Delivery Date for Suites 1820 and 1840, all references in the Lease to the term "Premises" shall include Suites 1820 and 1840.
(b)The Base Rent for Suites 1820 and 1840 is set forth on Schedule 2 hereto. Rent will commence for Suites 1820 and 1840 on May 1, 2008.
(c)Tenant acknowledges that Tenant has bad the opportunity to inspect Suites 1820 and 1840 and agrees to accept Suites 1820 and 1840 in their current "AS-IS" condition subject to Landlord's obligation lo provide the tenant finish allowance described in the next sentence. The tenant finish allowance for Suites 1820 and 1840 will be $40.00 per square foot.
(d)Landlord and Tenant acknowledge and agree that Tenant will not undertake any remodeling or construction activities in the Common Areas of the 18th Floor until Tenant has possession of the entire floor. Further, all construction and alteration activities on the 18"' Floor will comply with the provisions of Paragraph 11 below.
6.Floor 22 and Remaining Hold Option Space.
(a)By written notice lo Landlord, Tenant has timely exercised its right to add Floor 22 of the Hold Option Space to the Premises on the terms and conditions set forth in paragraph 9 of the Ninth Amendment.
(1)As of the Effective Date, Landlord leases to Tenant and Tenant leases from Landlord Floor 22 in accordance with this Tenth Amendment Landlord will deliver Floor 22 to Tenant on or before the Scheduled Delivery Date in the condition required pursuant to Exhibit C of the Ninth Amendment. Tenant acknowledges and agrees that the Scheduled Delivery Date may be delayed if the existing tenant on Floor 22 fails to timely vacate Floor 22. The actual Delivery Date for Floor 22 will be determined pursuant to Exhibit C to the Ninth Amendment and confirmed as required therein. From and after the Delivery Date for Floor 22, all references in the Lease to the term ''Premises" shall include Floor 22.
(2)The Base Rent for Floor 22 is set forth on Schedule 2 hereto. Rent will commence for Floor 22 on the later of May 1, 2008 or 90 days after the actual Delivery Date of Floor 22.
(3)Tenant acknowledges that Tenant has had the opportunity to inspect Floor 22 and agrees to accept Floor 22 in its current "as-is" condition subject to Landlord's obligation to provide the tenant finish allowance described in the next sentence. The tenant finish allowance for Floor 22 will be $40.00 per square foot.
(b)The remaining Hold Option Space (Floors 3 and 30) will be subject to the Right of First Refusal and Preferential Right of First Refusal to lease as further described in paragraphs 13 and 14 of the Ninth Amendment.
7.Tenant's Proportionate Share. In accordance with the Ninth Amendment, Tenant's Proportionate Share of the Premises will be calculated in accordance with Section 4(a)(iv) of the Original Lease and amended as and when additional space is added to the Premises and Base Rent commences for such additional space.
8.Parking. In accordance with the Ninth Amendment, from January 1, 2008, through the Term of the Lease, for all square footage in the Premises in excess of the Original Premises square footage (81,189 rentable square feet), Tenant will have the right, in accordance with Exhibit F to the Ninth Amendment; to lease 1.1 parking spaces in the Building Garage per 1,000 rentable square feet of the Premises in excess of the Original Premises square footage, of which 10% of such spaces may be reserved, at the rates set forth on such Exhibit F to the Ninth Amendment, as adjusted from time to time. Landlord and Tenant acknowledge and agree that the intention of Exhibit F to the Ninth Amendment is to provide to Tenant 1.1 parking spaces per 1,000 rentable square feet of the Premises as adjusted from time to time.
9.Termination Options. The termination options set forth in paragraph 15 of the Ninth Amendment continue in full force and effect for the Premises as increased by this Tenth Amendment.
10.Sixth Floor Restoration. Landlord and Tenant acknowledge and agree that Landlord may by written notice to Tenant given on or before the expiration or earlier termination of the Lease require Tenant to restore the Floor 6 Common Area, including ceiling height (that has been effected by Tenant's data center mechanical systems) to the Building Standard condition and restore such area to a condition which matches the balance of such Floor 6 Common Area. Landlord acknowledges that such restoration, if required and completed, will disable the data center.
11.Construction on Multi-tenant Floors: Tenant acknowledges and agrees that when Tenant undertakes any construction or alteration activities on multi-tenant floors that such activities must not disturb the quiet enjoyment of such other tenants including their rights of access to and use of their respective premises on such floors. Tenant shall consult with Landlord in scheduling such activities on such multi-tenant floors as required under such tenants' leases lo avoid any defaults hereunder as though Landlord were the one undertaking such construction activities.
12.Broker. Each of Landlord and Tenant represents and warrants to the other that neither has dealt with any broker or agent in negotiating this Tenth Amendment except Frederick Ross Company (Landlord's broker) and Cushman & Wakefield of Texas, Inc. (Tenant's broker) (collectively, the "Brokers"). Landlord will pay any commission owed to the Brokers pursuant to a separate agreement. Each of Landlord and Tenant, will indemnify and bold the other harmless from all damages paid or incurred by the other resulting from any claims asserted against such party by brokers or agents claiming through the other party.
13.Reaffirmation of Lease Terms. Tenant and Landlord agree that the terms, covenants, and conditions of the Lease shall remain and continue in full force and effect as amended herein. Tenant confirms that Landlord is in compliance with the Lease provisions and that Tenant does not have any defenses, claims or offsets against Landlord as of the date hereof. As of the dole hereof, Tenant waives and releases Landlord and its agents and employees, from any nod all claims, demands, damages, actions, causes of action, or suits of any kind or nature whatsoever, known or unknown, arising out of or in connection with the Lease and/or the use or occupancy of the Premises prior to the date hereof. Except as specifically modified in this Tenth Amendment, the Lease remains in full force and effect. If there is any conflict between the terms and provisions of this Tenth Amendment and the terms and provisions of the Original Lease as amended by the Ninth Amendment, the terms and provisions of this Tenth Amendment shall govern.

14.Authority. Each of Landlord and Tenant represents and warrants to the other that the person executing this Tenth Amendment on behalf of such party is duly authorized to do so. As of the Effective Date, Tenant represents and warrants to Landlord that (a) there ore no subleases, assignments, or other agreements between Tenant and any third party concerning or affecting the Lease or the Premises or any portion thereof; and (b) Tenant bas not assigned, conveyed, pledged, or granted any interest in the Lease or any portion of the Premises to any person or entity.
15.Miscellaneous Provisions.
(a)Governing Law. The governing law of this Tenth Amendment and all provisions hereunder shall be governed by and construed in accordance with the laws of the State of Colorado.
(b)Complete Agreement. This Tenth Amendment contains all agreements, understandings and arrangements between the parties hereto with regard to the matters described herein.
(c)Benefit. Subject to the limitations on Tenant's assignment and subleasing provided in the Lease, this Tenth Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
(d)Amendment. This Tenth Amendment may not be amended except in writing signed by the parties hereto.
(e)Headings. The paragraph headings of this Tenth Amendment are for reference only and shall not be deemed to alter or affect the meaning of the terms hereof.
(f)Binding Effect. This Tenth Amendment becomes effective only upon the execution and delivery by Landlord and Tenant.
(g)Time. Time is of the essence hereof.
(h)Survival. All covenants, agreements, representations and warranties as set forth in this Tenth Amendment shall survive the termination of the Lease as amended herein.
(i)Counterparts. This Tenth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.
(j)Exhibits. The following schedule and exhibits are attached to and incorporated in this Tenth Amendment.

Schedule 2	Monthly Base Rent for Fifth Floor Expansion Space, Sixth Floor Storage Space and Floor 22

Exhibit A	Legal Description of Building

Exhibit B-1	Fifth Floor Expansion Space

Exhibit B-2	Sixth Floor Storage Space

Exhibit B-3	Suite3s 1820 and 1840

Exhibit B-4	22nd Floor Layout of the Building

The undersigned have executed this Tenth Amendment as of the Effective Date.

LANDLORD:

Cumberland Office Park, LLC, a Georgia limited liability company

By: GPI Tower, Ltd., a Texas corporation, its sole member

By: SF Realty, Inc., a Texas corporation, its general partner

By: /s/ Stephanie T. Lawrence Name: Stephanie T. Lawrence Title: Vice President - Managing Director - Denver

TENANT:

Anadarko Petroleum Corporation, a Delaware corporation

By: /s/ John A. Frere III Name: John A. Frere III Title: Real Estate and Facilities Manager

SCHEDULE 2

Granite Tower
Annual Base Rental Rate per RSF
Period		Base Rent for Suite 550	Base Rent for Suite 570	Base Rent For Sixth Floor Storage Space	Base Rent for Suites 1820 and 1840 (from Schedule 1 of Ninth Amendme nt)	Base Rent For Floor 22

From	To
01/01/08	04/30/08	abated	abated	abated	abated	abated
05/01/08 *	12/31/08	$23.75	$23.75	$23.75	$21.91	$26.75
01/09/09	12/31/09	$24.34	$24.34	$24.34	$22.17	$27.42
01/01/10	12/31/10	$24.95	$24.95	$24.95	$22.44	$28.10
01/01/11	12/31/11	$25.58	$25.58	$25.58	$25.58	$28.81
01/01/12	12/31/12	$26.22	$26.22	$26.22	$26.22	$29.53
01/01/13	12/31/13	$26.87	$26.87	$26.87	$26.87	$30.27
01/01/14	12/31/14	$27.54	$27.54	$27.54	$27.55	$31.02
01/01/15	1:2/31/15	$28.23	$28.23	$28.23	$28.23	$31.80
01/01/16	12/31/16	$28.94	$28.94	$28.94	$28.94	$32.59
01/01/17	12/31/17	$29.66	$29.66	$29.60	$29.66	$33.41
01/01/18	04/30/18	$30.40	$30.40	$30.40	$30.40	$34.24

*	Rent commences ninety (90) days after the Delivery Date for such space, but no earlier than May 1, 2008.

Schedule 2

EXHIBIT A
LEGAL DESCRIPTION OF BUILDING
Unit 1, BLOCK 95 CONDOMINIUMS, according to the Master Declaration of Block 95 Condominiums recorded August 31, 2005 under Reception No. 2005147039, as amended by the Amended and Restated Master Declaration of Block 95 Condominiums recorded December 19, 2005 at Reception No. 2005215222, and the Condominium Map thereof recorded August 31, 2005 under Reception No. 2005147040, as amended by the Amended and Restated Condominium Map recorded on December 19, 2005 at Reception No. 2005215223, in the records of the Clerk and Recorder of the City and County of Denver, State of Colorado.

Exhibit A

EXHIBIT B-1

FIFTH FLOOR EXPANSION SPACE
SUITES 570 AND 550

5TH FLOOR
SUITE 580
SUITE 570
SUITE 550
SUITE 500
5TH FLR.
GRANITE TOWER
1099 18TH STREET DENVER COLORADO

Exhibit B-1

EXHIBIT B-2

42' x 119'
65' x 35'
Sixth Floor Storage Space
90' x 34'
Suite 650
45' x 52'

Exhibit B-2

EXHIBIT B-3

SUITES 1820 AND 1840

18TH FLOOR
GRANITE TOWER
1099 18TH STREET DENVER COLORADO
SUITE 1840
SUITE 1820
SUITE 1800
18TH FLR.

Exhibit B-3